UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2023

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QRTEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On January 30, 2023, Qurate Retail, Inc. (the “Company” or “we”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which the Company has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and Regulation BTR promulgated by the Securities and Exchange Commission.

Because a blackout period has been imposed under the Liberty Media 401(k) Savings Plan (the “Plan”), in which the Corporation is an adopting employer, beginning on March 6, 2023 at 4:00 p.m., ET, and ending on or about March 13, 2023, we are imposing a SOX blackout period beginning on March 6, 2023 at 4:00 p.m., ET, and ending on or about March 13, 2023.  We will advise the Covered Persons when the SOX blackout period ends, if earlier or later than the specified date and time.  The blackout period under the Plan is needed in connection with the removal of the Company’s Series A common stock (“QRTEA”) and 8% Series A Cumulative Redeemable Preferred Stock (“QRTEP”) as investment options under the Plan and liquidation of the Plan’s shares of QRTEA and QRTEP.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) are prohibited from, directly or indirectly, engaging in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Company relating to QRTEA, the Company’s Series B common stock and QRTEP, including any options or other derivative securities with respect to any of these stocks, subject to limited exclusions and exemptions from this rule.

The Company received notice of the Plan blackouts required by the Employment Retirement Income Security Act of 1974 on January 30, 2023, and provided the SOX blackout notice to the Covered Persons on the same day.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Kate Jewell or Brittany Uthoff in the Legal Department of the Company by telephone at 720-875-5300 or by mail at 12300 Liberty Boulevard, Englewood, CO 80112.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2023

QURATE RETAIL, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President

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